UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2012

BROADWAY FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-27464	95-4547287
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4800 Wilshire Boulevard, Los Angeles, California	90010
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (323) 634-1700

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On August 15, 2012, management of Broadway Financial Corporation (the “Company”) concluded that the consolidated financial statements of the Company and its wholly owned subsidiary, Broadway Federal Bank, f.s.b. (“Broadway Federal” or the “Bank”), for the year ended December 31, 2011 and the related discussion of results of operations and financial condition included in the Company’s Annual Report (the “Report”) on Form 10-K for the year ended December 31, 2011, should be restated and should no longer be relied on. The discussion of and management’s report on the Company’s internal control over financial reporting included in the Report will be amended to include a description of material weaknesses in such controls. Management also concluded that the Company’s previously issued earnings release summarizing the Company’s financial results for the first quarter of 2012, including the summary financial statements included therein, should be revised and should no longer be relied upon.

In discussions that began in early May 2012 with our auditors, Crowe Horwath LLP (“Crowe Horwath”), concerning appraisal valuations, we determined that more analysis was required of certain appraisals that were received by the Company during the first and second quarters of 2012, and the potential impact of that analysis on the December 31, 2011 financial statements. The restatement of 2011 financial statements is being made because the fourth quarter 2011 results reflected therein did not include the impact of updated valuations of the collateral of certain collateral dependent impaired loans based on appraisals received after the end of the year but stating appraised values as of dates prior to the date (March 30, 2012) the financials statements were issued. The 2011 financial statements also included errors in the calculation of the impairment for certain impaired loans considered to be troubled debt restructurings caused by the use of the original contract rate in the calculation.

The first quarter 2012 earnings release and financial statements will be revised to include the effects of a substantial increase in general valuation allowances required by the Office of the Comptroller of the Currency (the “OCC”) during the most recent OCC supervisory examination, which ended July 27, 2012. The OCC commenced its most recent supervisory examination of the Company and the Bank on July 9, 2012. While the Company has not yet received the final written report of that examination, the OCC has informed the Company and the Bank that the OCC will require the Bank to increase the amount of its allowance for loan losses as of March 31, 2012 by a substantial amount.

The Company is in the process of preparing its restated audited financial statements for the year ended December 31, 2011 and its unaudited financial statements for the quarter ended March 31, 2012, as well as its amended Annual Report on Form 10-K for 2011 and its Quarterly Report on Form 10-Q for the first quarter of 2012. These reports will contain detailed information concerning the Company’s business, results of operations and financial condition. The Company currently expects to file such financial statements and reports with Securities and Exchange Commission within the next few weeks.

Authorized officers of the Company have discussed the matters disclosed in this filing with Crowe Horwath.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADWAY FINANCIAL CORPORATION
(Registrant)

Date: August 21, 2012	By	/s/ Sam Sarpong
Sam Sarpong
Chief Financial Officer